UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2026

Kewaunee Scientific Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2700 West Front Street
Statesville, NC 28677
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (704) 873-7202
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On August 26, 2026, Kewaunee Scientific Corporation (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders voted on the matters set forth below.
1.The nominees named below were re-elected as Class I directors for three-year terms as follows:

Name of Nominee	For	Withheld	Non-Votes
Thomas D. Hull III	1,623,693	1,062	892,401
David S. Rhind	1,464,432	160,323	892,401
John D. Russell	1,623,690	1,065	892,401
2.The appointment of the independent registered public accounting firm of Forvis Mazars, LLP as the Company's independent auditors for fiscal year 2027 was ratified as follows:

For	Against	Abstained
2,516,379	106	671
3.The compensation of the Company's named executive officers in the fiscal year ended April 30, 2026 was approved on an advisory basis as follows:

For	Against	Abstained	Non-Votes
1,586,496	36,616	1,643	892,401

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEWAUNEE SCIENTIFIC CORPORATION (Registrant)

Date: August 27, 2026	By	/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance
Chief Financial Officer